 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

OREGON	0-26844	93-0945232
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

5445 N.E. Dawson Creek Drive
Hillsboro, OR 97124
(Address of principal executive offices, including zip code)
(503) 615-1100
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07            Submission of Matters to a Vote of Security Holders

On June 15, 2011, RadiSys Corporation (the “Company”) held its Annual Meeting of Stockholders. All nominated directors were elected and the other proposed matters were approved. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes:

1.     Each of the nine directors proposed by the Company was elected to serve for a term expiring at the Company's next annual meeting of stockholders and until their respective successors have been duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
C. Scott Gibson	19,035,046	541,412	2,864,064
Scott C. Grout	19,263,952	312,506	2,864,064
Richard J. Faubert	19,315,710	260,748	2,864,064
Dr. William W. Lattin	19,241,428	335,030	2,864,064
Kevin C. Melia	19,282,495	293,963	2,864,064
Carl W. Neun	19,315,710	260,748	2,864,064
David Nierenberg	19,306,746	269,712	2,864,064
M. Niel Ransom	19,318,271	258,187	2,864,064
Lorene K. Steffes	19,241,698	334,760	2,864,064

2.    The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
19,270,888	264,536	41,034	2,864,064

3.    The stockholders approved, on an advisory (non-binding) basis, holding annual shareholder advisory votes on compensation of the Company's named executive officers. The votes on this matter were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
17,499,072	16,931	2,016,313	44,142	2,864,064

The Board of Directors of the Company has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis.

4.    The stockholders approved the proposal to ratify the audit committee's appointment of KPMG LLP as the Company's independent registered public accounting firm. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
22,414,705	11,481	14,336	N/A

5.     The stockholders approved the proposal to approve an amendment to the RadiSys Corporation 2007 Stock Plan. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
17,792,900	1,763,530	20,028	2,864,064

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
Date:	June 16, 2011	By:	/s/ Brian Bronson
Brian Bronson
Chief Financial Officer